Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

First Quarter 2008

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

COMPANY PROFILE

The Company:	Strategy:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, and wellness centers located throughout the United States. We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

Senior Housing Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR is a large real estate management company which was founded in 1986 to manage public investments in real estate. As of March 31, 2008, RMR manages one of the largest portfolios of publicly owned real estate in the United States, including approximately 1,300 properties located in 45 states, the District of Columbia, Puerto Rico and Ontario, Canada. RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.

Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities and nursing homes and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is generally focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs.  We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We also sometimes consider investing in properties other than senior living properties, such as the wellness centers we acquired in October and November 2007.  Our present financial strategy is to maintain a conservative capital structure which limits the amount of debt that we issue.  We do not have any investments in joint ventures or partnerships.  Also, the majority of our debt is fixed rate, and we have no significant debt maturities until 2010.

In addition to managing SNH, RMR and its affiliates also manage Hospitality Properties Trust (HPT), a publicly traded REIT that owns hotels and travel centers, and HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties. An affiliate of RMR, RMR Advisors, is the investment manager of eight publicly offered mutual funds as of March 31, 2008, which principally invests in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates).  The public companies managed by RMR and its affiliates had a combined total market capitalization of approximately $15 billion as of March 31, 2008.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to SNH at costs that are lower than SNH would have to pay for similar quality services.

	Stock Exchange Listing: New York Stock Exchange Trading Symbol: Common Shares — SNH Senior Unsecured Debt Ratings: Moody’s — Ba1 Standard & Poor’s — BB+	Corporate Headquarters: 400 Centre Street Newton, MA 02458 (t) (617) 796-8350 (f) (617) 796-8349

Portfolio Data (as of 3/31/08):

Total properties	221
Total living units / beds	25,673
Percent of rent at senior living properties from private pay properties	90.4%	(1)

Portfolio Concentration by Facility Type (as of 3/31/08):

	Number of	Number of	Carrying Value of		Annualized
	Properties	Units/Beds	Investment (2)	Percent	Current Rent	Percent
Independent Living (IL) (3)	41	11,213	$1,035,000	46.4%	$102,765	47.3%
Assisted Living (AL)	114	8,227	839,771	37.7%	78,179	36.0%
Nursing Homes	58	5,869	225,080	10.1%	19,268	8.9%
Rehabilitation Hospitals	2	364	49,468	2.2%	10,723	4.9%
Wellness Centers (4)	6	—	79,972	3.6%	6,519	2.9%
Total	221	25,673	$2,229,291	100.0%	$217,454	100.0%

Operating Statistics by Tenant:

				Q4 2007
	Number of	Number of	Annualized	Rent		Percent
Tenant	Properties	Units/Beds	Current Rent	Coverage (5)	Occupancy (5)	Private Pay (5)
Five Star (Lease No. 1)	133	11,036	$75,192	1.41x	89%	53%
Five Star (Lease No. 2)	30	7,275	69,003	1.66x	91%	79%
Five Star Rehabilitation Hospitals (6)	2	364	10,723	0.92x	62%	33%
Sunrise / Marriott (7)	14	4,091	31,746	NA	NA	NA
NewSeasons / IBC (8)	10	873	9,298	0.94x	81%	100%
Alterra / Brookdale (9)	18	894	7,873	1.85x	91%	98%
6 Private Companies (combined)	8	1,140	7,100	1.94x	88%	24%
Starmark (4)	6	—	6,519	1.95x	NA	100%
Total	221	25,673	$217,454

(1)   Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.

(2)   Amounts are before depreciation, but after impairment write downs, if any.

(3)   Properties where the majority of living units are independent living apartments are classified as independent living communities.

(4)   In October and November 2007, we acquired six wellness centers that are leased to Starmark Holdings, LLC, or Starmark.

(5)   All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by the minimum rent payable to us. We have not independently verified our tenants’ operating data.

(6)   Occupancy percentage is based on 342 available beds capacity.

(7)   Marriott International, Inc., or Marriott, guarantees this lease.  Sunrise Senior Living, Inc., or Sunrise, has not filed its Annual Report on Form 10-K for 2007 or Quarterly Reports on Form 10-Q for the three quarters of 2007 with the Securities and Exchange Commission, or SEC, due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

(8)   Independence Blue Cross, or IBC, a Pennsylvania health insurer, guarantees this lease.

(9)   Brookdale Senior Living, Inc., or Brookdale, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Contact Information

Investor Relations	Inquiries

Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1405
Newton, MA 02458	or rdoyle@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Manager of Investor Relations, or
(website) www.snhreit.com	Katherine L. Johnston, Investor Relations Analyst, at
(617) 796-8234 or tbonang@snhreit.com, or kjohnston@snhreit.com.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	RBC
Philip Martin	Kevin Ellich
(312) 469-7485	(612) 313-1247

Keefe, Bruyette & Woods	Stifel, Nicolaus
Steve Swett	Jerry Doctrow
(212) 887-3680	(443) 224-1309

Merrill Lynch	UBS
Chris Pike	Omotayo Okusanya
(212) 449-1153	(212) 713-1864

Raymond James
Paul Puryear
(727) 567-2253

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Marks	George Skoufis
(212) 553-1098	(212) 438-2608

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As Of and For The Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Shares Outstanding:
Common shares outstanding (at end of period)	94,901	88,692	83,689	83,654	83,646
Weighted average common shares outstanding - basic and diluted (1)	91,080	84,505	83,659	83,649	80,815

Common Share Data:
Price at end of period	$23.70	$22.68	$22.06	$20.35	$23.90
High during period	$25.21	$24.66	$22.85	$24.83	$26.83
Low during period	$18.01	$19.20	$16.22	$20.10	$21.75
Annualized dividends paid per share	$1.40	$1.40	$1.36	$1.36	$1.36
Annualized dividend yield (at end of period)	5.9%	6.2%	6.2%	6.7%	5.7%

Market Capitalization:
Total debt (book value)	$541,374	$426,852	$411,980	$412,360	$412,742
Plus: market value of common shares (at end of period)	2,249,154	2,011,535	1,846,179	1,702,359	1,999,139
Total market capitalization	$2,790,528	$2,438,387	$2,258,159	$2,114,719	$2,411,881
Total debt / total market capitalization	19.4%	17.5%	18.2%	19.5%	17.1%

Book Capitalization:
Total debt	$541,374	$426,852	$411,980	$412,360	$412,742
Plus: total shareholders’ equity	1,370,034	1,249,410	1,145,537	1,153,377	1,163,023
Total book capitalization	$1,911,408	$1,676,262	$1,557,517	$1,565,737	$1,575,765
Total debt / total book capitalization	28.3%	25.5%	26.5%	26.3%	26.2%

Selected Balance Sheet Data:
Total assets	$1,936,972	$1,701,894	$1,576,938	$1,584,631	$1,590,932
Total liabilities	$566,938	$452,484	$431,401	$431,254	$427,909
Gross book value of real estate assets (2)	$2,229,291	$1,940,347	$1,847,192	$1,831,525	$1,824,002
Total debt / gross book value of real estate assets (2)	24.3%	22.0%	22.3%	22.5%	22.6%

Selected Income Statement Data:
Total revenues (3)	$49,553	$53,084	$45,224	$44,962	$44,752
EBITDA (4)	$47,807	$44,701	$43,357	$43,174	$42,636
Income from continuing operations	$23,316	$26,519	$20,613	$20,649	$17,522
Net income	$23,316	$26,519	$20,613	$20,649	$17,522
Funds from operations (FFO) (3)	$38,289	$35,222	$34,134	$34,014	$30,993
Common distributions paid	$33,215	$31,042	$29,291	$28,442	$28,440

Per Share Data:
Income from continuing operations	$0.26	$0.31	$0.25	$0.25	$0.22
Net income	$0.26	$0.31	$0.25	$0.25	$0.22
FFO (5)	$0.42	$0.42	$0.41	$0.41	$0.38
Common distributions paid	$0.35	$0.35	$0.34	$0.34	$0.34
FFO payout ratio (5)	83.3%	83.3%	82.9%	82.9%	89.5%

Coverage Ratios:
EBITDA (3) / interest expense	5.0x	4.7x	4.7x	4.7x	4.3x

(1)          SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)          During the fourth quarter of 2007, we recognized $6.6 million of percentage rent as income for the year ended December 31, 2007.

(4)          See page 12 for calculation of EBITDA.

(5)          See page 13 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CONSOLIDATED BALANCE SHEET

(in thousands, except share data)

	As of March 31, 2008	As of December 31, 2007
		(audited)
ASSETS
Real estate properties, at cost:
Land	$238,296	$217,236
Buildings and improvements	1,990,995	1,723,111
	2,229,291	1,940,347
Less accumulated depreciation	336,914	323,891
	1,892,377	1,616,456

Cash and cash equivalents	5,192	43,521
Restricted cash	3,957	3,642
Deferred financing fees, net	5,486	5,974
Other assets	29,960	32,301
Total assets	$1,936,972	$1,701,894

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$115,000	$—
Senior unsecured notes due 2012 and 2015, net of discount	321,909	321,873
Secured debt and capital leases	104,465	104,979
Accrued interest	8,129	10,849
Other liabilities	17,435	14,783
Total liabilities	566,938	452,484

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value:
99,700,000 shares authorized; 94,901,249 and 88,691,892 shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively	949	887
Additional paid-in capital	1,606,031	1,476,675
Cumulative net income	447,123	423,807
Cumulative distributions	(684,267)	(653,225)
Unrealized gain on investments	198	1,266
Total shareholders’ equity	1,370,034	1,249,410
Total liabilities and shareholders’ equity	$1,936,972	$1,701,894

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended
	3/31/2008	3/31/2007
Revenues:
Rental income	$48,983	$44,301
Interest and other income	570	451
Total revenues	49,553	44,752

Expenses:
Interest	9,518	9,893
Depreciation	13,023	11,595
General and administrative	3,696	3,716
Loss on early extinguishment of debt (1)	—	2,026
Total expenses	26,237	27,230
Net income	$23,316	$17,522

Weighted average common shares outstanding	91,080	80,815

Basic and diluted earnings per share:
Net income	$0.26	$0.22

Additional Data:
Straight-line rent included in rental income (2)	$23	$142
Deferred percentage rent (3)	$1,950	$1,600

(1)          In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.

(2)          We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

(3)          Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, deferred percentage rent for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Three Months Ended
	3/31/2008	3/31/2007
Cash flows from operating activities:
Net income	$23,316	$17,522
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	13,023	11,595
Amortization of deferred financing fees and debt discounts	524	542
Amortization of acquired real estate leases	(29)	—
Loss on early extinguishment of debt	—	2,026
Change in assets and liabilities:
Restricted cash	(315)	(185)
Other assets	1,193	3,171
Accrued interest	(2,720)	(3,763)
Other liabilities	2,761	(517)
Cash provided by operating activities	37,753	30,391

Cash flows used for investing activities:
Acquisitions	(288,944)	(9,644)
Cash used for investing activities, net	(288,944)	(9,644)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	129,418	151,720
Proceeds from borrowings on revolving credit facility	176,000	22,000
Repayments of borrowings on revolving credit facility	(61,000)	(134,000)
Redemption of senior notes	—	(21,750)
Repayment of other debt	(514)	(434)
Distributions to shareholders	(31,042)	(26,389)
Cash provided by (used for) financing activities	212,862	(8,853)

(Decrease) increase in cash and cash equivalents	(38,329)	11,894
Cash and cash equivalents at beginning of period	43,521	5,464
Cash and cash equivalents at end of period	$5,192	$17,358

Supplemental cash flow information:
Interest paid	$11,714	$13,114

Non-cash financing activities:
Issuance of common shares pursuant to our incentive share award plan	$—	$784

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended
		3/31/2008	3/31/2007

Net income		$23,316	$17,522
Plus:	interest expense	9,518	9,893
	depreciation expense	13,023	11,595
	loss on early extinguishment of debt (1)	—	2,026
	deferred percentage rent adjustment (2)	1,950	1,600
EBITDA		$47,807	$42,636

(1)               In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.

(2)               Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition is deferred until the fourth quarter, for purposes of this calculation, total revenues for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods.  The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above.  This calculation begins with income from continuing operations, or if such amount is the same as net income, with net income, which we believe is the closest U.S. generally accepted accounting principles, or GAAP, measure of our performance.  We consider EBITDA to be an appropriate measure of our performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to our investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended
		3/31/2008	3/31/2007

Net income		$23,316	$17,522
Plus:	depreciation expense	13,023	11,595
	loss on early extinguishment of debt	—	2,026
	deferred percentage rent adjustment (1)	1,950	1,600
Less:	loss on early extinguishment of debt settled in cash (2)	—	(1,750)
FFO		$38,289	$30,993

Weighted average shares outstanding		91,080	80,815

Net income		$0.26	$0.22
FFO per share		$0.42	$0.38

Supplemental data:
Straight-line rent included in rental income (3)		$23	$142
Amortization of deferred financing fees and debt discounts		$524	$542

(1)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(2)	FFO for the quarter ended March 31, 2007 includes a $1.8 million cash loss relating to our early retirement of $20.0 million of our 8 5/8% senior notes due 2012.

(3)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

We compute FFO as shown in the calculation above.  This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income, which we believe is the closest GAAP measure of our performance.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent in FFO as discussed in Note 3 above, and we exclude loss on early extinguishment of debt not settled in cash from FFO.  We consider FFO to be an appropriate measure of performance for a REIT along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered  an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/2027	$14,700	19.7
Mortgage - secured by 16 properties (1)	6.970%	6.330%	34,654	6/2/2012	30,069	4.2
Mortgage - secured by 4 properties (1)	6.110%	6.420%	11,915	11/30/2013	10,218	5.7
Mortgage - secured by 1 properties (1) (2)	7.150%	6.440%	12,523	6/30/2008	12,530	0.2
Mortgage - secured by 2 properties (1)	6.910%	6.310%	15,221	12/1/2013	13,482	5.7
Capital leases - 2 properties	7.700%	7.700%	15,452	4/30/2026	—	18.1
Weighted average rate / total secured fixed rate debt	6.839%	6.489%	$104,465		$80,999	8.3

Weighted average rate / total secured debt	6.839%	6.489%	$104,465		$80,999	8.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.)	3.400%	3.400%	$115,000	12/31/2010	$115,000	2.8

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	3.8
Senior notes due 2015	7.875%	7.875%	97,500	4/15/2015	97,500	7.0
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	4.8

Weighted average rate / total unsecured debt	7.084%	7.084%	$437,500		$437,500	4.2

Weighted average rate / total debt	7.037%	7.985%	$541,965		$518,499	5.0

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.839%	6.489%	$104,465		$80,999	8.3
Weighted average rate / total unsecured floating rate debt	3.400%	3.400%	115,000		115,000	2.8
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	4.8
Weighted average rate / total debt	7.037%	6.970%	$541,965		$518,499	5.0

(1)   Includes the effect of mark to market accounting for certain assumed mortgages.

(2)   Repaid on April 1, 2008.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured	Unsecured
	Debt and	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt	Total
2008 (1)	$13,856	$—	$—	$13,856
2009	1,893	—	—	1,893
2010	2,019	115,000	—	117,019
2011	2,155	—	—	2,155
2012	31,765	—	225,000	256,765
2013	24,764	—	—	24,764
2014	544	—	—	544
2015	614	—	97,500	98,114
2016 and thereafter	26,855	—	—	26,855
	$104,465	$115,000	$322,500	$541,965

(1)	On April 1, 2008, we paid in full a mortgage loan on one of our properties for $12.6 million. This loan had a maturity date of June 30, 2008.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As Of And For The Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Leverage Ratios:

Total debt / total assets	27.9%	25.1%	26.1%	26.0%	25.9%
Total debt / gross book value of real estate assets (1)	24.3%	22.0%	22.3%	22.5%	22.6%
Total debt / total market capitalization	19.4%	17.5%	18.2%	19.5%	17.1%
Total debt / total book capitalization	28.3%	25.5%	26.5%	26.3%	26.2%
Secured debt / total assets	5.4%	6.2%	5.7%	5.7%	5.7%
Variable rate debt / total debt	21.2%	0.0%	0.0%	0.0%	0.0%

Coverage Ratios:

EBITDA (2)(3) / interest expense	5.0x	4.7x	4.7x	4.7x	4.3x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	23.7%	21.0%	21.7%	21.8%	22.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	4.6%	5.2%	4.8%	4.8%	4.8%
Consolidated income available for debt service / debt service - required minimum 2.00x	5.31x	4.99x	4.98x	5.01x	6.06x
Total unencumbered assets to unsecured debt - required minimum 1.50x	4.76x	5.69x	5.32x	5.31x	5.74x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.

(2)	See page 12 for the calculation of EBITDA.

(3)

Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

2008 INVESTMENTS/DISPOSITIONS INFORMATION

(dollars in thousands)

Acquisitions: (1)

						Purchase
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price (2)	Per Unit	Rate

1/1/2008	Five Star Quality Care, Inc	Assisted / Independent Living / Skilled Nursing	5	568	$66,650	$117	8.00%
2/7/2008	Five Star Quality Care, Inc	Assisted Living	2	98	$10,250	$105	8.00%
2/17/2008	Five Star Quality Care, Inc	Assisted / Independent Living / Skilled Nursing	1	138	$9,250	$67	8.00%
3/1/2008	Five Star Quality Care, Inc	Assisted Living	1	228	$48,500	$213	8.00%
3/31/2008	Five Star Quality Care, Inc	Assisted Living	10	660	$135,000	$205	8.00%

	Total		19	1,692	$269,650	$159

Dispositions:

Date			Number of			Book Gain (Loss)
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale	Units

There were no dispositions during the three months ended March 31, 2008.

(1)

During the three months ended March 31, 2008, as permitted by our leases with Five Star, we purchased from Five Star, at cost, $16.6 million of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $1.6 million.

(2)	Purchase price excludes closing costs.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

2008 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007

Debt Transactions:
New debt raised	$—	$—	$—	$—
New debt assumed as part of acquisitions (1)	—	14,875	—	—
Total new debt	—	14,875	—	—

Debt retired	—	—	—	—
Net debt	$—	$14,875	$—	$—

Equity Transactions:
New common shares issued	6,209	5,000	—	—
New common equity raised, net	$129,418	$108,777	$—	$—

Revolving Credit Facility Transactions:
Balance oustanding at beginning of period	$—	$—	$—	$—
Drawings during period	176,000	65,000	—	—
Repayments during period	(61,000)	(65,000)	—	—
Balance oustanding at end of period	$115,000	$—	$—	$—

Balance available for drawing	$435,000	$550,000	$550,000	$550,000

(1)	Amount represents the original mortgage we assumed related to the Starmark acquistion on November 30, 2007. This amount does not include intangible assets and liabilities.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT

(dollars in thousands)

	Number of Properties	Number of Units/Beds	Carrying Value of Investment (1)	Percent	Investment per unit	Annualized Current Rent	Percent
Facility Type:
Independent Living (IL) (2)	41	11,213	$1,035,000	46.4%	$92.3	$102,765	47.3%
Assisted Living (AL)	114	8,227	839,771	37.7%	102.1	78,179	36.0%
Nursing Homes	58	5,869	225,080	10.1%	38.4	19,268	8.9%
Rehabilitation Hospitals	2	364	49,468	2.2%	135.9	10,723	4.9%
Wellness Centers (3)	6	—	79,972	3.6%	NA	6,519	2.9%
Total	221	25,673	$2,229,291	100.0%	$83.7	$217,454	100.0%

Tenant:
Five Star (Lease No. 1)	133	11,036	$899,899	40.4%	$81.5	$75,192	34.6%
Five Star (Lease No. 2)	30	7,275	676,930	30.4%	93.0	69,003	31.7%
Five Star Rehabilitation Hospitals	2	364	49,468	2.2%	135.9	10,723	4.9%
Sunrise / Marriott (4)	14	4,091	325,165	14.6%	79.5	31,746	14.6%
NewSeasons / IBC (5)	10	873	87,641	3.9%	100.4	9,298	4.3%
Alterra / Brookdale (6)	18	894	61,122	2.7%	68.4	7,873	3.6%
6 Private Companies (combined)	8	1,140	49,094	2.2%	43.1	7,100	3.4%
Starmark (3)	6	—	79,972	3.6%	NA	6,519	2.9%
Total	221	25,673	$2,229,291	100.0%	$83.7	$217,454	100.0%

(1)	Amounts are before depreciation, but after impairment write downs, if any.

(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.

(3)	In October and November 2007, we acquired six wellness centers that are leased to Starmark. The carrying value of this investment is before depreciation and includes intangible assets and liabilities.

(4)	Marriott guarantees this lease.

(5)	IBC guarantees this lease.

(6)	Brookdale guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

OCCUPANCY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Facility Type:
Independent Living (IL) (1)	91%	91%	90%	91%	91%
Assisted Living (AL) (1)	90%	91%	89%	88%	88%
Nursing Homes	89%	88%	89%	89%	89%
Rehabilitation Hospitals (2)	62%	60%	59%	61%	60%
Wellness Centers (3)	NA	NA	NA	NA	NA

Tenant:
Five Star (Lease No. 1) (4)	89%	90%	89%	88%	88%
Five Star (Lease No. 2)	91%	92%	91%	92%	92%
Five Star Rehabilitation Hospitals (2)	62%	60%	59%	61%	60%
Sunrise / Marriott (5)	NA	NA	NA	NA	NA
NewSeasons / IBC	81%	82%	83%	83%	84%
Alterra / Brookdale	91%	91%	87%	87%	88%
6 Private Companies (combined)	88%	88%	89%	88%	89%
Starmark (3)	NA	NA	NA	NA	NA

(1)

Includes operating data provided by Sunrise that may not be accurate due to accounting issues at Sunrise. See note 5 below. We believe, however, that the data provided by Sunrise does not materially affect the cumulative occupancy percentages for these two facility type leases.

(2)	The occupancy percentage is based on 342 available beds capacity.

(3)

In October and November 2007, we acquired six wellness centers that are leased to Starmark. We do not report occupancy data for the wellness centers because this data is not applicable to wellness centers.

(4)	Includes data for periods prior to our ownership of certain properties included in this lease.

(5)

Sunrise has not filed its Annual Report on Form 10-K for 2007 or Quarterly Reports on Form 10-Q for the first three quarters of 2007 with the SEC due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

% PRIVATE PAY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Facility Type:
Independent Living (IL) (1)	81%	82%	81%	82%	81%
Assisted Living (AL) (1)	96%	96%	96%	95%	95%
Nursing Homes	28%	29%	29%	29%	28%
Rehabilitation Hospitals	33%	32%	31%	32%	28%
Wellness Centers (2)	100%	NA	NA	NA	NA

Tenant:
Five Star (Lease No. 1) (3)	53%	54%	54%	54%	53%
Five Star (Lease No. 2)	79%	80%	80%	80%	80%
Five Star Rehabilitation Hospitals	33%	32%	31%	32%	28%
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	100%	100%	100%	100%	100%
Alterra / Brookdale	98%	98%	98%	98%	98%
6 Private Companies (combined)	24%	24%	25%	25%	26%
Starmark (2)	100%	NA	NA	NA	NA

(1)

Includes operating data provided by Sunrise that may not be accurate due to accounting issues at Sunrise. See note 4 below. We believe, however, that the data provided by Sunrise does not materially affect the cumulative occupancy percentages for these two facility type leases.

(2)

In October and November 2007, we acquired six wellness centers that are leased to Starmark. Because we do not have reliable information about the operations for the wellness centers before we purchased them, we do not report operating for these wellness centers before October 30, 2007.

(3)	Includes data for periods prior to our ownership of certain properties included in this lease.

(4)

Sunrise has not filed its Annual Report on Form 10-K for 2007 or Quarterly Reports on Form 10-Q for the first three quarters of 2007 with the SEC due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants' operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

RENT COVERAGE BY TENANT

For the Three Months Ended
Tenant	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Five Star (Lease No. 1) (1)	1.41x	1.63x	1.36x	1.30x	1.46x
Five Star (Lease No. 2) (2)	1.66x	1.70x	1.61x	1.45x	1.58x
Five Star Rehabilitation Hospitals	0.92x	1.08x	0.67x	0.98x	1.52x
Sunrise / Marriott (3)	NA	NA	NA	NA	NA
NewSeasons / IBC	0.94x	0.79x	1.03x	1.06x	0.66x
Alterra / Brookdale	1.85x	2.05x	2.06x	2.03x	2.01x
6 Private companies (combined)	1.94x	1.78x	1.92x	1.63x	1.98x
Starmark (4)	1.95x	NA	NA	NA	NA

(1)	Includes data for periods prior to our ownership of certain properties included in this lease.

(2)

Historically, some of these properties were managed by Sunrise until November 30, 2006. The rent coverage presented for this lease has been adjusted to exclude management fees paid to Sunrise during the periods presented. Some of the data provided by Sunrise may not be accurate. See note 3 below. We believe, however, that the data provided by Sunrise does not materially affect the amounts presented.

(3)

Sunrise has not filed its Annual Report on Form 10-K for 2007 or Quarterly Reports on Form 10-Q for the first three quarters of 2007 with the SEC due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

(4)

In October and November 2007, we acquired six wellness centers that are leased to Starmark. Because we do not have reliable information about the operations for the wellness centers before we purchased them, we do not report operating data for these wellness centers before October 30, 2007.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2008	$—	—	0.0%
2009	—	—	0.0%
2010	1,320	0.5%	0.5%
2011	—	—	0.5%
2012	—	—	0.5%
2013	31,746	14.6%	15.1%
2014	—	—	15.1%
2015	2,043	0.9%	16.0%
2016 and thereafter	182,345	84.0%	100.0%
Total	$217,454	100.0%

Weighted average remaining lease term (in years)	10.7